Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
On December 22, 2017, the Tax Cuts and Jobs Act (Tax Act) was enacted. The Tax Act significantly revised the U.S. corporate income tax system by, among other things, lowering corporate income tax rates from 35% to 21%, implementing a territorial tax system and imposing a repatriation tax on deemed repatriated earnings of foreign subsidiaries. Staff Accounting Bulletin (SAB) No. 118 provides a measurement period that should not extend beyond one year from the enactment date for companies to complete the accounting under the Tax Act.
In accordance with SAB No. 118, based on the information available as of December 31, 2017 the Company recorded a provisional reduction of income taxes of $607,919 as a result of the Tax Act. The Company’s deferred tax liabilities were reduced by $560,198 due to the lower income tax rate. The remaining $47,721 is the effects of the implementation of the territorial tax system and the remeasurement of U.S. deferred tax liabilities on unremitted foreign earnings.
The final impact of the Tax Act may differ from the provisional amounts recorded at December 31, 2017, due to, among other things, changes in interpretations and assumptions the Company has made, guidance that may be issued and actions the Company may take as a result of the Tax Act.
During the fourth quarter of 2017, the Company merged certain Valspar domestic subsidiaries that were acquired in a stock acquisition on June 1, 2017 into The Sherwin-Williams Company (Subsidiary mergers). As a result, the Company released $93,630 of deferred state income tax liabilities, which had a net income tax benefit of $60,860.
The Subsidiary mergers along with the Tax Act reduced deferred income taxes by $668,779 in total in the fourth quarter 2017 (Deferred income tax reductions).
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes using the enacted tax rates and laws that are currently in effect. Significant components of the Company’s deferred tax assets and liabilities as of December 31, 2017, 2016 and 2015 were as follows:

	2017	2016	2015
Deferred tax assets:
Exit costs, environ-mental and other similar items	$50,193	$74,535	$63,851
Employee related and benefit items	104,098	166,313	141,974
Other items	110,960	148,910	116,302
Total deferred tax assets	265,251	389,758	322,127

Deferred tax liabilities:
Depreciation and amortization	1,506,650	254,430	241,101
LIFO inventories	78,952	83,659	89,330
Other items	49,670	59,746	33,433
Total deferred tax liabilities	1,635,272	397,835	363,864

Net deferred tax liabilities	$1,370,021	$8,077	$41,737

As of December 31, 2017, the Company’s deferred income tax liability recorded related to the preliminary purchase price accounting for Valspar was approximately $1,966,000. This amount is preliminary and is subject to measurement period adjustments. Included in this amount are deferred tax liabilities recorded for intangible assets of $1,761,866, estimated taxes payable of $47,963 on undistributed earnings of certain foreign subsidiaries expected to be repatriated by the Company and a $30,500 valuation allowance related to foreign tax credits.
Netted against the Company’s other deferred tax assets were valuation allowances of $44,101, $17,292 and $14,663 at December 31, 2017, 2016 and 2015, respectively. The increase in the valuation allowance in 2017 can be attributed to the Acquisition, which increased the reserve by $20,784. These reserves resulted from the uncertainty as to the realization of the tax benefits from foreign net operating losses and other foreign assets. The Company has $25,095 of domestic net operating loss carryforwards acquired through acquisitions that have expiration dates through the tax year 2037 and foreign net operating losses of $250,461,which includes $138,746 of losses acquired as a part of the Acquisition. The foreign net operating losses are related to various jurisdictions that provide for both indefinite carryforward periods and others with carryforward periods that range from the tax years 2017 to 2037.
Significant components of the provisions for income taxes were as follows:

	2017	2016	2015
Current:
Federal	$269,330	$438,244	$399,677
Foreign	53,442	31,125	30,145
State and local	39,320	61,402	60,319
Total current	362,092	530,771	490,141
Deferred:
Federal	(474,889)	(56,891)	13,505
Foreign	(42,292)	(2,121)	(10,752)
State and local	(88,954)	(9,229)	2,223
Total deferred	(606,135)	(68,241)	4,976
Total (credits) provisions for income taxes	$(244,043)	$462,530	$495,117

The provisions for income taxes included the tax benefit from the Deferred income tax reductions and estimated taxes payable on that portion of undistributed earnings of foreign subsidiaries expected to be repatriated. The 2017 provision for income taxes included a $41,540 income tax expense related to discontinued operations.
Significant components of income before income taxes as used for income tax purposes, were as follows:

	2017	2016	2015
Domestic	$1,474,481	$1,504,990	$1,440,511
Foreign	53,738	90,243	108,455
	$1,528,219	$1,595,233	$1,548,966

A reconciliation of the statutory federal income tax rate to the effective tax rate follows:

	2017	2016	2015
Statutory federal income tax rate	35.0%	35.0%	35.0%
Effect of:
State and local income taxes	2.2	2.3	2.6
Investment vehicles	(1.4)	(1.5)	(1.6)
Domestic production activities	(3.0)	(2.9)	(2.2)
Employee share-based payments	(5.6)	(2.8)
Other - net	(2.1)	(1.1)	(1.8)
Subtotal	25.1%	29.0%	32.0%
Effect of:
Tax Act	(39.8)
Subsidiary mergers	(4.0)
Reported effective tax rate	(18.7)%	29.0%	32.0%

The 2017 state and local income taxes, investment vehicles and domestic production activities components of the effective tax rate were consistent with the 2016 tax year. The tax benefit related to employee share based payments increased in 2017 compared to 2016 due to a significant increase in the excess tax benefit related to Company stock options exercised by current and former employees of the Company. The Company began receiving a tax benefit in 2016 by adopting ASU No. 2016-09. The impact of the Tax Cuts and Jobs Act legislation and the merger of the Valspar domestic subsidiaries is reflected in the reconciliation above.
The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. The IRS is currently auditing the Company’s 2014 and 2015 income tax returns as well as the 2014 and 2015 tax years of a Valspar subsidiary. There has been no significant adjustments proposed by the IRS at this point of the audits. The IRS concluded the refund claim audits for the 2010, 2011 and 2012 tax years and has approved the refunds and submitted them to the Joint Committee of Taxation for approval. As of December 31, 2017, the federal statute of limitations has not expired for the 2013, 2014, 2015 and 2016 tax years.
As of December 31, 2017, the Company is subject to non-U.S. income tax examinations for the tax years of 2010 through 2016. In addition, the Company is subject to state and local income tax examinations for the tax years 2005 through 2016.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2017	2016	2015
Balance at beginning of year	$32,805	$33,873	$31,560
Additions from the Acquisition	18,928
Additions based on tax positions related to the current year	6,780	5,674	4,228
Additions for tax positions of prior years	4,033	3,890	8,450
Reductions for tax positions of prior years	(1,168)	(5,901)	(4,862)
Settlements	(368)	(3,763)	(968)
Lapses of statutes of limitations	(2,009)	(968)	(4,535)
Balance at end of year	$59,001	$32,805	$33,873

The $18,928 in unrecognized tax benefits included in the balance of unrecognized tax benefits at December 31, 2017 were recorded as a part of the Acquisition. Included in the balance of unrecognized tax benefits at December 31, 2017, 2016 and 2015 is $49,520, $27,686 and $30,007 in unrecognized tax benefits, the recognition of which would have an effect on the effective tax rate.
Included in the balance of unrecognized tax benefits at December 31, 2017 is $5,184 related to tax positions for which it is reasonably possible that the total amounts could significantly change during the next twelve months. This amount represents a decrease in unrecognized tax benefits comprised primarily of items related to federal audits of partnership investments and expiring statutes in federal, foreign and state jurisdictions.
The Company classifies all income tax related interest and penalties as income tax expense. During the year ended December 31, 2017, there was a decrease in income tax interest and penalties of $790. There was an increase in income tax interest and penalties of $1,410 and $2,918 for the years ended December 31, 2016 and 2015, respectively. At December 31, 2017, 2016 and 2015, the Company accrued $14,592, $9,275 and $8,550, respectively, for the potential payment of interest and penalties.